Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the inclusion in this Form 8-K/A of Esports Entertainment Group, Inc. of our report dated April 21, 2021, which includes an explanatory paragraph as to Helix Holdings, LLC’s ability to continue as a going concern, with respect to our audits of the consolidated financial statements of Helix Holdings, LLC as of December 31, 2020 and 2019, and for the years then ended.

We also hereby consent to the inclusion in this Form 8-K/A of Esports Entertainment Group, Inc. of our review report dated August 12, 2021, which includes an explanatory paragraph as to Helix Holdings, LLC’s condensed consolidated balance sheet as of December 31, 2020, with respect to our reviews of the condensed consolidated financial statements of Helix Holdings, LLC, which comprise the condensed consolidated balance sheet as of March 31, 2021, and the related condensed consolidated statements of operations and members’ equity (deficit) and cash flows for the three-month periods ended March 31, 2021 and 2020, and the related notes.

/s/ Friedman LLP

Marlton, New Jersey
August 12, 2021

CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the inclusion in this Form 8-K/A of Esports Entertainment Group, Inc. of our report dated April 21, 2021, which includes an explanatory paragraph as to ggCircuit, LLC’s ability to continue as a going concern, with respect to our audits of the consolidated financial statements of ggCircuit, LLC as of December 31, 2020 and 2019, and for the years then ended.

We also hereby consent to the inclusion in this Form 8-K/A of Esports Entertainment Group, Inc. of our review report dated August 4, 2021, which includes an explanatory paragraph as to ggCircuit, LLC’s condensed consolidated balance sheet as of December 31, 2020, with respect to our reviews of the condensed consolidated financial statements of ggCircuit, LLC, which comprise the condensed consolidated balance sheet as of March 31, 2021, and the related condensed consolidated statements of operations and comprehensive loss, changes in members’ deficit and cash flows for the three-month periods ended March 31, 2021 and 2020, and the related notes.

/s/ Friedman LLP

Marlton, New Jersey
August 12, 2021